Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2021
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

NOTE 12:- CONTINGENT LIABILITIES AND COMMITMENTS

a.	On July 31, 2003, the Company signed a license agreement with Yeda Research and Development Company Ltd. (“Yeda”) according to which the Company acquired an exclusive worldwide license for the development, manufacturing, use, marketing, sale, distribution and importing of products based, directly or indirectly, on patents and patent applications to be approved or submitted pursuant to the invention titled “Peptide Based Vaccine for Influenza”, developed on the basis of the research conducted by Professor Ruth Arnon and her team at the Weizmann Institute. This agreement was amended in 2005. In exchange for the license grant, the Company or its future sublicensees will be obligated to pay royalties equaling 3% of the total amount invoiced by the Company or by a sublicensee in connection with the sale of products based on Yeda’s patents, or 2% of such amounts if they originated from a country which did not grant a patent in connection with such products. All sales of products in connection with the license agreement for any purpose other than for the purpose of clinical trials are required to be made for monetary consideration.

The Company has the option to enter into a sublicense agreement provided that Yeda gives its consent in writing and, in such case, the royalties to be paid by the Company to Yeda from the sublicense or from the option to sublicense will be (a) before the completion of Phase 1 clinical trials - 45% (b) after Phase 1 but before Phase 2 trials - 35% of amounts up to the first $ 20,000 receivable from a sublicense or a sublicense option, or 25% of amounts exceeding such first $ 20,000 receivable from the sublicense or from a sublicense option; (c) after the completion of Phase 2 clinical trials the royalties will be 20% of amounts up to the first $ 20,000 receivable from a sublicense or a sublicense option or 15% of amounts exceeding such first $ 20,000 receivable from a sublicense or a sublicense option.

This agreement terminates at the latest of (i) the expiration of the last patent licensed under the license agreement; or (ii) if only one product is developed or is commercialized by utilizing the licensed intellectual property, 15 years after the first commercial sale of such product in either the U.S or Europe, following receipt of New Drug Approval from the FDA or equivalent approval in any European country for such product; or (iii) if more than one product is being developed or is commercialized by utilizing the licensed intellectual property, following the receipt of New Drug Approval from the FDA or equivalent approval in any European country for such product, the expiry of a 20 year period during which no sales are made in the U.S. or Europe.

Yeda shall be entitled, at its option and without the Company’s consent, to modify the license so that it is non-exclusive or to terminate the license with 30 days prior written notice to the Company, if any of the following occurs:

(1)	the Company fails to commence the commercial sale of at least one product based on the license’s intellectual property, in at least one country, within six months following receipt of an FDA or similar foreign regulatory approval for commercial marketing of such product and taking into account the seasonal nature of the products (except as a result of force majeure or other factors beyond the Company’s control); or

(2)	the Company fails to sell any product based on the license’s intellectual property, during a period of one year after commercial sale of a product has commenced, during which no sales of the product take place (except as a result of force majeure or other factors beyond the Company’s control).

In addition, Yeda is permitted to terminate the license agreement by written notice:

(a)	in the event the Company materially breaches any of its obligations under the license agreement, provided that such material breach is uncurable or, if curable, is not cured by the Company within thirty days (or in the case of failure by the Company to make payments due to Yeda in connection with the license agreement, ten days) from receipt of notice of such breach; or

(b)	in the event of the appointment of a temporary or permanent liquidator to the Company or a resolution is passed to voluntarily wind up the Company, or if an order or act is granted for the winding up of the Company, provided that if such order or act was initiated by any third party, such order or act is not cancelled within 120 days; or

(c)	if the Company contests the validity of one of the patents registered by Yeda.

In the event that Yeda terminates the license agreement due to any reason other than termination in accordance with (1), (2) or (a) through (c) in the preceding two paragraphs above, the Company will be entitled to receive royalty payments equal to 25% of net proceeds received by Yeda from the grant to third parties, within the five years following the termination of the license agreement, of a license or other rights, which include the Company’s developments, up to the aggregate amount of research funds actually expended by the Company for development.

In light of the Phase 3 clinical trial results, the Company does expect any future revenues from M-001 and thus do not expect to make royalty payments to Yeda.

b.	The Company obtained grants from the Government of Israel for the participation in research and development and, in return, undertook to pay royalties amounting to 3%-5% on the revenues derived from sales of products or services developed in whole or in part using these grants. The maximum aggregate royalties paid generally cannot exceed 100% of the grants received by the Company, plus annual interest generally equal to the 12-month LIBOR applicable to dollar deposits, as published on the first business day of each calendar year. The maximum royalty amount payable by the Company as of December 31, 2021 is approximately $ 5,700 (NIS 17,727), which represents the total gross amount of grants actually received by the Company from the IIA including accrued interest. As of December 31, 2021, the Company had not paid any royalties to the IIA. (For further details see Note 12e)

Regulators in many countries are in the process of replacing benchmark Interbank Offered Rates (IBORs), of which one of the most common is the LIBOR, with risk-free interest rate alternatives (RFRs). The replacement of IBORs with RFRs is expected to occur gradually until the end of 2021. The repayment of grants received by the Company have interest rates that reference LIBOR and are expected to be repaid after 2021. Since an alternative interest rate was not determined by the IIA yet, at this stage the Company is unable to determine the effects, if any, that the discontinuance of IBORs will have on its various financial instruments that reference the IBORs.

c.	In October 2013, the Company signed an agreement for obtaining funding from the European Union which was approved for the UNISEC consortium of which the Company is a member for a period of three years. The Company’s expenses in respect of this project in 2013-2018 totaled € 1,028 ($ 1,231) which supported by the less than 75% or € 771 ($ 923). On October 10, 2018, the Company received the final part of the grant owed by UNISEC in the total of € 55 ( $62). The grant is non-refundable since the Company met the conditions of the consortium and are, therefore, recorded as a reduction of research and development expenses.

d.	On June 19, 2017, the Company entered into a Finance Contract with the European Investment bank (EIB) for a total amount of € 20,000 (approximately $ 23,200) and up to 50% of the Company’s expected cost of developing and marketing the Company’s product candidate, M-001. In addition, as repayment features, EIB was entitled to receive the higher between 3% of any M-001 sales revenues for a period of ten years, or realizing a cash-on-cash multiple of 2.8 times

On April 22, 2019, the Committee of the European Investment Bank (“EIB”) agreed to expand the 2017 financing agreement to the Company by an additional € 4,000 to a total of € 24,000 (approximately $ 27,600). An amendment to that effect was signed in June 2019 (the “Amendment”). Those funds were received in October 2019 and will be used in support of the ongoing pivotal, clinical efficacy, Phase 3 trial of BiondVax’s M-001 Universal Flu Vaccine candidate in Europe.

According to the Amendment, as repayment features, EIB is entitled to receive the higher between 3% of any M-001 sales revenues for a period of twelve years or realizing a cash-on-cash multiple of 2.8 times

During 2018, the Company received the € 20,000 in two tranches of € 6,000 (approximately $ 7,000) and the third tranche of € 8,000 (approximately $ 9,200).

On October 7, 2019, the Company received the remaining € 4,000 (approximately $ 4,400).

In the event the Company elects to prepay the EIB financing, or in the event the EIB shall demand prepayment following certain events, including a change of control, senior management changes or merger events, the Company shall be required to pay EIB the principal amount of the tranches already paid, or the Prepayment Amount, plus the greater of:

(i)	the amount, as determined by EIB required in order for the EIB to realize an internal rate of return on the relevant amount prepaid of 20%; and

(ii)	the Prepayment Amount.

The Finance Contract also stipulates that in the event the EIB demands prepayment of the loan due to any prepayment event to non-EIB lenders, the Company shall be obligated to pay the Prepayment Amount plus an additional reduced amount.

In addition, and as consideration for the EIB financing, the EIB shall be entitled to 3% of any annual M-001 sales revenues.

The Company performed a valuation of the financial liability for December 31, 2019 through an independent appraiser. According to the valuation, which was based on WACC (Weighted Average Cost of capital) of 17.3% and CAPM (Capital Asset Pricing Model), the value of the financial liability was estimated at NIS 123,780 ($ 38,500).

As a result of the valuation, the Company incurred a financial expense of NIS 14,083 ($ 4,380) for December 31, 2019.

e.	On October 23, 2020, the Company announced Phase 3 clinical trial results of the M-001 universal vaccine product. The results did not demonstrate a statistically significant difference between the vaccinated group and the placebo group in reduction of flu illness and severity. Therefore, the study failed to meet both the primary and secondary efficacy endpoints. However, the study’s primary safety endpoint was met.

As a result of the Phase 3 clinical trial failure, Company’s management estimates that there will be no future revenues from the M-001 product. Therefore, most likely, there will be no future royalty payments to the IIA and EIB.

Under the Finance Contract, the EIB may accelerate all loans extended thereunder if an event of default has occurred, which includes, amongst other things, an event of default arising from the occurrence of a material adverse change, defined as any event or change of condition, which in the opinion of the EIB, has a material adverse effect on: the Company’s ability to perform its obligations under the Finance Documents; the Company’s business, operations, property, condition (financial or otherwise) or prospects; or the rights or remedies of the EIB under the Finance Contract, amongst other things. If the EIB determines that an event of default has occurred, it could accelerate the amounts outstanding under the Finance Contract, making those amounts immediately due and payable.

In accordance with the EIB loan agreement, and due to the said above, the Company is required to pay EIB the principal amount of the tranches already loaned by the EIB to the Company, within five years of the date of each tranche of the loan. On December 31, 2020, the Company re-evaluated the loan in the sum of NIS 60,421 ($ 18,793).

As a result, the Company recorded an amount of NIS 62,800 ($ 19,533) as revaluation income of the EIB loan and NIS 12,685 ($ 3,954) for the IIA liability and recorded them in 2020 under line item other income in the statement of other comprehensive loss.

As of December 31, 2021, the fair value regarding the EIB loan is NIS 63,252 ($20,338).

As of December 31, 2021, the outstanding principal amount regarding the EIB loan in nominal terms is NIS 84,477 ($27,163).

On January 26, 2021, the EIB notified the Company that they welcome the Company’s efforts to secure future equity financing in an amount not less than USD 2,000 in order to enable the Company to pursue new business opportunities, strengthen the Company balance sheet and invest in growth. Thus, within that context, the EIB wrote in their letter that they will not consider the failure of the Company’s pivotal phase 3 trial for M-001 to meet the primary and secondary efficacy endpoints as a trigger for prepayment of a loan extended under the Finance Contract. However, EIB cautioned the Company that their letter is not a consent, agreement, amendment or waiver in respect of the terms of the Finance Contract, reserving any other right or remedy the EIB may have now or subsequently. In addition, on December 24, 2020, the Company amended the Finance Contract in order to obtain the consent of EIB for the appointment of its new CEO Amir Reichman.